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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) March 29, 1996
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                          Security Banc Corporation
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            (Exact name of registrant as specified in its charter)


OHIO                                0-13655                      31-1133284
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(State of Jurisdiction        (Commision File Number)            (IRS Employer
of Incorporation)                                          Identification No.)

                  40 S. Limestone St.  Springfield OH 45502
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:

                                     N/A
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        (Former name of former address, if changed since last report)


Date of report: March 29, 1996
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ITEM 3.  ACQUISITION OR DEPOSITION OF ASSETS

On March 14, 1996 Registrant entered into a definitive merger agreement to merge with CitNat Bancorp, Inc., Urbana, Ohio. Refer to attached exhibit which details the merger.

Exhibit 3.a. -- Press Release


                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Security Banc Corporation

Dated: March 29, 1996                      J. WILLIAM STAPLETON
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                                           J. William Stapleton